UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23569

Harrison Street Infrastructure Income Fund

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Harrison Street Private Wealth LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Harrison Street
INFRASTRUCTURE INCOME FUND
(formerly, Versus Capital
Infrastructure Income Fund)

Semi-Annual Report
September 30, 2025
(Unaudited)

HARRISON STREET PRIVATE WEALTH LLC
(formerly, Versus Capital Advisors LLC)

This report is for shareholders of Harrison Street Infrastructure Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information ("Personal Information") for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•   Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•   Written and electronic correspondence, including telephone contacts; and

•   Transaction history, including information about the Fund's transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited)
Number of Shares		Value
Private Investment Funds(a) - 3.9%
	Diversified – 3.9%
—	AIGA Climate Fund I LP(b)	$4,586,495
—	DigitalBridge Credit II (Onshore) LP(c)	2,474,251
—	Post Road Special Opportunity Fund III(d)	3,368,442
—	QIC Infrastructure Debt Fund II(e)	1,632,505
		12,061,693
	Total Private Investment Funds	12,061,693
	(Cost $11,455,675)
Common Stocks - 0.3%
	Airport Develop/Maintenance – 0.0%
120	Aeroports de Paris (France)	15,897
564	Japan Airport Terminal Co., Ltd. (Japan)	17,974
		33,871
	Building-Heavy Constructions – 0.0%
676	Cellnex Telecom SA (Spain)(f)	23,413
	Electric-Distribution – 0.0%
2,675	National Grid, PLC (United Kingdom)	38,434
382	Sempra	34,372
		72,806
	Electric-Integrated – 0.1%
671	CenterPoint Energy, Inc.	26,035
984	Chubu Electric Power Co., Inc. (Japan)	13,666
316	Duke Energy Corp.	39,105
339	Entergy Corp.	31,591
475	Evergy, Inc.	36,110
98	IDACORP, Inc.	12,951
917	NextEra Energy, Inc.	69,224
2,053	PG&E Corp.	30,959
588	Xcel Energy, Inc.	47,422
		307,063
	Gas-Distribution – 0.0%
1,704	Italgas SpA (Italy)	15,696
452	NiSource, Inc.	19,572
		35,268
	Pipelines – 0.1%
2,959	APA Group (Australia)	17,371
152	Cheniere Energy, Inc.	35,717
324	Enbridge, Inc. (Canada)	16,346
125	Targa Resources Corp.	20,942
502	TC Energy Corp. (Canada)	27,295
715	Williams Cos., Inc.	45,295
		162,966
	Public Thoroughfares – 0.0%
2,384	Transurban Group (Australia)	21,750
	REITS-Diversified – 0.0%
44	American Tower Corp., REIT	8,462
418	Crown Castle Inc., REIT	40,333
		48,795
	Transport-Rail – 0.1%
360	Canadian Pacific Kansas City, Ltd. (Canada)	26,812
659	CSX Corp.	23,401
863	East Japan Railway Co. (Japan)	21,108
1,213	Getlink SE (France)	22,366
198	Union Pacific Corp.	46,801
		140,488
Number of Shares		Value
	Water – 0.0%
134	American Water Works Co., Inc.	$18,651
3,014	Pennon Group, PLC (United Kingdom)	19,012
		37,663
	Total Common Stocks	884,083
	(Cost $828,314)
Principal Amount		Value
Corporate Debts - 2.4%
	Building Products-Cement/Aggregate – 0.0%
$ 20,000	Quikrete Holdings, Inc., 6.38%, 3/1/2032(f)	20,735
	Cable/Satellite TV – 0.3%
71,000	Cable One, Inc., 4.00%, 11/15/2030(f)	60,222
	CCO Holdings, LLC/CCO Holdings Capital Corp.
65,000	6.38%, 9/1/2029(f)	65,947
163,000	4.75%, 3/1/2030(f)	156,570
87,000	Comcast Corp., 2.35%, 1/15/2027	85,305
42,000	Cox Communications, Inc., 3.50%, 8/15/2027(f)	41,444
181,000	CSC Holdings, LLC, 3.38%, 2/15/2031(f)	116,876
	Directv Financing, LLC/Directv Financing Co.- Obligor, Inc.
22,000	5.88%, 8/15/2027(f)	21,993
100,000	10.00%, 2/15/2031(f)	99,915
133,000	DISH Network Corp., 11.75%, 11/15/2027(f)	140,855
	LCPR Senior Secured Financing DAC
25,000	6.75%, 10/15/2027(f)	15,021
16,000	5.13%, 7/15/2029(f)	8,894
52,000	Midcontinent Communications, 8.00%, 8/15/2032(f)	53,636
47,000	Sunrise FinCo I BV, 4.88%, 7/15/2031(f)	44,808
97,000	Virgin Media Secured Finance, PLC, 4.50%, 8/15/2030(f)	91,541
22,000	VZ Secured Financing BV, 5.00%, 1/15/2032(f)	19,918
		1,022,945
	Cellular Telecom – 0.1%
8,000	C&W Senior Finance, Ltd., 9.00%, 1/15/2033(f)	8,376
6,000	Liberty Costa Rica Senior Secured Finance, 10.88%, 1/15/2031(f)	6,408
	Rogers Communications, Inc.
53,000	3.20%, 3/15/2027	52,284
65,000	7.13% (UST + 2.62%), 4/15/2055(g)	68,937
40,000	T-Mobile USA, Inc., 3.75%, 4/15/2027	39,790
		175,795
	Electric-Distribution – 0.1%
64,000	Consolidated Edison Co. of New York, Inc., 4.00%, 12/1/2028	64,031
34,000	Eversource Energy, 5.45%, 3/1/2028	34,936
64,000	Exelon Corp., 3.40%, 4/15/2026	63,771
	Sempra
34,000	3.40%, 2/1/2028	33,366
35,000	6.88% (UST + 2.79%), 10/1/2054(g)	36,279
70,000	6.55% (UST + 2.14%), 4/1/2055(g)	71,659
66,000	XPLR Infrastructure Operating Partners LP, 7.25%, 1/15/2029(f)	67,797
		371,839

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited) (continued)
Principal Amount		Value
	Electric-Generation – 0.0%
$12,231	AES Panama Generation Holdings SRL, 4.38%, 5/31/2030(f)	$11,567
71,000	Vistra Operations Co., LLC, 7.75%, 10/15/2031(f)	75,186
		86,753
	Electric-Integrated – 0.4%
89,000	AES Corp., 6.95% (UST + 2.89%), 7/15/2055(g)	87,471
46,000	Ameren Corp., 1.75%, 3/15/2028	43,482
	American Electric Power Co., Inc.
33,000	6.95% (UST + 2.68%), 12/15/2054(g)	35,820
15,000	7.05% (UST + 2.75%), 12/15/2054(g)	15,752
34,000	Black Hills Corp., 5.95%, 3/15/2028	35,323
65,000	CenterPoint Energy, Inc., 6.85% (UST + 2.95%), 2/15/2055(g)	69,147
46,000	CMS Energy Corp., 3.45%, 8/15/2027	45,431
5,000	Consumers Energy Co., 4.65%, 3/1/2028	5,068
40,000	Dominion Energy, Inc., 2.85%, 8/15/2026	39,592
64,000	Duke Energy Corp., 2.65%, 9/1/2026	63,250
41,000	Edison International, 7.88% (UST + 3.66%), 6/15/2054(g)	41,888
112,000	Emera, Inc., 6.75%, 6/15/2076(g)	112,725
65,000	Entergy Corp., 7.13% (UST + 2.67%), 12/1/2054(g)	68,035
47,000	Evergy, Inc., 6.65% (UST + 2.56%), 6/1/2055(g)	48,216
34,000	FirstEnergy Corp., 3.90%, 7/15/2027	33,808
10,000	Florida Power & Light Co., 3.13%, 12/1/2025	9,982
46,000	Fortis, Inc./Canada, 3.06%, 10/4/2026	45,486
	NextEra Energy Capital Holdings, Inc.
40,000	1.90%, 6/15/2028	37,828
15,000	3.80% (UST + 2.55%), 3/15/2082(g)	14,644
34,000	Pacific Gas and Electric Co., 3.15%, 1/1/2026	33,894
87,000	PG&E Corp., 7.38% (UST + 3.88%), 3/15/2055(g)	89,515
53,000	PPL Capital Funding, Inc., 3.10%, 5/15/2026	52,637
53,000	Public Service Electric and Gas Co., 3.00%, 5/15/2027	52,291
9,000	Sierra Pacific Power Co., 6.20% (UST + 2.55%), 12/15/2055(g)	9,018
53,000	Southern Co., 4.85%, 6/15/2028	53,993
34,000	Southwestern Electric Power Co., 2.75%, 10/1/2026	33,551
34,000	Virginia Electric and Power Co., 3.50%, 3/15/2027	33,767
53,000	WEC Energy Group, Inc., 4.75%, 1/15/2028	53,785
		1,265,399
	Gas-Distribution – 0.1%
69,000	AltaGas, Ltd., 7.20% (UST + 3.57%), 10/15/2054(f)(g)	71,489
53,000	CenterPoint Energy Resources Corp., 5.25%, 3/1/2028	54,391
46,000	NiSource, Inc., 3.49%, 5/15/2027	45,588
		171,468
	Independent Power Producer – 0.1%
77,000	Calpine Corp., 5.13%, 3/15/2028(f)	77,098
68,000	Clearway Energy Operating, LLC, 3.75%, 2/15/2031(f)	62,472
	NRG Energy, Inc.
35,000	5.25%, 6/15/2029(f)	34,890
41,000	3.63%, 2/15/2031(f)	37,940
		212,400
	Machinery-Pumps – 0.0%
46,000	Xylem, Inc., 1.95%, 1/30/2028	43,843
Principal Amount		Value
	Non-hazardous Waste Disposal – 0.1%
$ 47,000	GFL Environmental, Inc., 3.50%, 9/1/2028(f)	$45,888
64,000	Republic Services, Inc., 2.90%, 7/1/2026	63,514
64,000	Waste Connections, Inc., 4.25%, 12/1/2028	64,437
64,000	Waste Management, Inc., 3.15%, 11/15/2027	62,964
25,000	Wrangler Holdco Corp., 6.63%, 4/1/2032(f)	26,094
		262,897
	Oil Refining & Marketing – 0.0%
68,000	Parkland Corp., 4.50%, 10/1/2029(f)	66,302
2,000	Sunoco LP, 5.63%, 3/15/2031(f)	1,987
41,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 5/15/2029	40,043
		108,332
	Oil-Field Services – 0.0%
35,000	USA Compression Partners LP/USA Compression Finance Corp., 6.25%, 10/1/2033(f)	35,185
	Pipelines – 0.7%
58,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/2029(f)	57,847
64,000	Boardwalk Pipelines LP, 4.45%, 7/15/2027	64,158
71,000	Buckeye Partners LP, 4.13%, 12/1/2027	70,250
53,000	Cheniere Corpus Christi Holdings, LLC, 5.13%, 6/30/2027	53,593
46,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	45,875
15,000	Columbia Pipelines Holding Co., LLC, 6.04%, 8/15/2028(f)	15,661
53,000	DCP Midstream Operating LP, 5.63%, 7/15/2027	54,165
86,000	DT Midstream, Inc., 4.13%, 6/15/2029(f)	83,914
	Enbridge, Inc.
64,000	3.70%, 7/15/2027	63,509
106,000	7.63% (UST + 4.42%), 1/15/2083(g)	115,141
	Energy Transfer LP
40,000	5.55%, 2/15/2028	41,189
55,000	7.58% (3-Month SOFR + 3.28%), 11/1/2066(h)	54,897
	Enterprise Products Operating, LLC
34,000	3.70%, 2/15/2026	33,930
10,000	4.60%, 1/11/2027	10,077
40,000	3.95%, 2/15/2027	39,993
35,000	5.25% (3-Month SOFR + 3.30%), 8/16/2077(g)	35,009
112,000	5.38% (3-Month SOFR + 2.83%), 2/15/2078(g)	111,370
22,000	Excelerate Energy LP, 8.00%, 5/15/2030(f)	23,433
65,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 5/15/2032	67,818
5,000	Global Partners LP/GLP Finance Corp., 8.25%, 1/15/2032(f)	5,277
65,000	Hess Midstream Operations LP, 5.50%, 10/15/2030(f)	65,512
40,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	40,184
89,000	Kinetik Holdings LP, 5.88%, 6/15/2030(f)	89,596
15,000	Midwest Connector Capital Co., LLC, 4.63%, 4/1/2029(f)	15,075
46,000	MPLX LP, 4.00%, 3/15/2028	45,802
65,000	NuStar Logistics LP, 5.63%, 4/28/2027	65,422
	ONEOK, Inc.
10,000	5.85%, 1/15/2026	10,027
20,000	5.38%, 6/1/2029	20,607
47,000	Plains All American Pipeline LP, 8.58% (3-Month SOFR + 4.37%), 11/15/2173(g)	47,148
40,000	Plains All American Pipeline LP/ PAA Finance Corp., 3.55%, 12/15/2029	38,642

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited) (continued)
Principal Amount		Value
	Pipelines - (continued)
$45,000	Rockies Express Pipeline, LLC, 4.95%, 7/15/2029(f)	$44,655
89,000	South Bow Canadian Infrastructure Holdings, Ltd., 7.50% (UST + 3.67%), 3/1/2055(g)	94,555
53,000	South Bow USA Infrastructure Holdings, LLC, 4.91%, 9/1/2027	53,473
41,000	Summit Midstream Holdings, LLC, 8.63%, 10/31/2029(f)	41,235
71,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/2030(f)	70,193
70,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 1/15/2029	71,314
100,000	Transcanada Trust, 5.60% (UST + 3.99%), 3/7/2082(g)	99,242
64,000	Transcontinental Gas Pipe Line Co., LLC, 4.00%, 3/15/2028	63,844
65,000	Venture Global Calcasieu Pass, LLC, 6.25%, 1/15/2030(f)	67,827
	Venture Global LNG, Inc.
24,000	7.00%, 1/15/2030(f)	24,822
32,000	8.38%, 6/1/2031(f)	33,611
	Venture Global Plaquemines LNG, LLC
21,000	7.50%, 5/1/2033(f)	23,218
13,000	6.50%, 1/15/2034(f)	13,688
64,000	Western Midstream Operating LP, 4.75%, 8/15/2028	64,575
25,000	Whistler Pipeline, LLC, 5.40%, 9/30/2029(f)	25,725
		2,277,098
	REITS-Diversified – 0.0%
34,000	American Tower Corp., REIT, 5.25%, 7/15/2028	34,982
5,000	Crown Castle, Inc., REIT, 4.00%, 3/1/2027	4,981
46,000	Digital Realty Trust LP, REIT, 3.70%, 8/15/2027	45,700
10,000	Equinix, Inc., REIT, 1.80%, 7/15/2027	9,606
		95,269
	Retail-Propane Distribution – 0.1%
65,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.88%, 4/1/2029(f)	60,549
77,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/2031(f)	73,308
		133,857
	Satellite Telecom – 0.0%
51,856	EchoStar Corp., 6.75%, 11/30/2030(i)	53,566
	Telecom Service – 0.2%
68,000	Bell Telephone Co. of Canada or Bell Canada, 6.88% (UST + 2.39%), 9/15/2055(g)	70,638
47,000	Fibercop S.p.A., 6.38%, 11/15/2033(f)	46,882
112,000	Frontier Communications Holdings, LLC, 8.63%, 3/15/2031(f)	118,170
65,000	GCI, LLC, 4.75%, 10/15/2028(f)	63,221
10,000	Maya SAS/Paris France, 7.00%, 10/15/2028(f)	10,173
	TELUS Corp.
34,000	3.70%, 9/15/2027	33,720
69,000	7.00% (UST + 2.71%), 10/15/2055(g)	72,805
80,000	Windstream Services, LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/2031(f)	82,930
		498,539
	Telephone-Integrated – 0.1%
81,000	AT&T, Inc., 1.70%, 3/25/2026	80,061
46,000	British Telecommunications, PLC, 5.13%, 12/4/2028	47,150
Principal Amount		Value
	Telephone-Integrated - (continued)
$ 68,000	Level 3 Financing, Inc., 6.88%, 6/30/2033(f)	$69,363
12,000	Sprint Capital Corp., 6.88%, 11/15/2028	12,912
56,000	Telecom Italia Capital SA, 6.38%, 11/15/2033	58,914
5,000	Verizon Communications, Inc., 4.33%, 9/21/2028	5,037
		273,437
	Transport-Rail – 0.1%
34,000	Canadian National Railway Co., 2.75%, 3/1/2026	33,807
40,000	Canadian Pacific Railway Co., 1.75%, 12/2/2026	38,973
64,000	CSX Corp., 2.60%, 11/1/2026	63,033
40,000	Norfolk Southern Corp., 2.90%, 6/15/2026	39,671
64,000	Union Pacific Corp., 4.75%, 2/21/2026	64,103
		239,587
	Total Corporate Debts	7,348,944
	(Cost $7,248,129)
Hybrid Debt Investments - 9.9%
	Power-Conventional Generation – 9.9%
2,000,000	Bayonne Energy Center, LLC, 7.17% (1-Month SOFR + 3.00%), 9/22/2032(h)	2,000,000
3,500,000	Birdsboro Power LLC, 7.19% (1-Month SOFR + 3.25%), 9/30/2032	3,491,250
931,685	CPV Shore Holdings, LLC, 7.75% (1-Month SOFR + 3.75%), 2/4/2032(h)	942,553
2,852,932	Eastern Power, LLC, 9.41% (1-Month SOFR + 5.25%), 4/3/2028(h)	2,873,616
997,500	Hill Top Energy Center, LLC, 7.41% (1-Month SOFR + 3.25%), 6/28/2032(h)	1,000,772
	Invenergy Thermal Operating I, LLC
1,873,461	7.94% (1-Month SOFR + 3.50%), 5/6/2032(h)	1,891,409
1,949,404	Lackawanna Energy Center, LLC, 7.25% (1-Month SOFR + 3.00%), 8/5/2032(h)	1,968,411
	MRP Buyer, LLC
4,500,001	7.25% (3-Month SOFR + 3.25%), 6/4/2032(h)	4,431,105
2,992,405	NGL Energy Operating, LLC, 7.67% (1-Month SOFR + 3.50%), 2/3/2031(h)	2,999,886
788,265	Oregon Clean Energy, LLC, 7.50% (3-Month SOFR + 3.50%), 7/12/2030(h)	793,795
	South Field Energy, LLC
1,897,427	7.00% (3-Month SOFR + 3.00%), 8/29/2031(h)	1,904,542
993,750	Third Coast Infrastructure, LLC, 7.91% (1-Month SOFR + 3.75%), 9/25/2030(h)	998,719
5,260,815	West Deptford Energy Holdings, LLC, 8.16% (1-Month SOFR + 4.00%), 7/19/2032(h)	5,238,456
		30,534,514
	Total Hybrid Debt Investments	30,534,514
	(Cost $30,334,961)
Private Debts(a)(j) - 87.9%
	Digital Infrastructure-Data Center Services – 11.4%
	CoreWeave CAC IV, LLC
470,426	10.00% (3-Month SOFR + 6.00%), 6/28/2029(h)	477,859
704,330	10.31% (3-Month SOFR + 6.00%), 7/26/2029(h)	715,458
1,378,188	10.20% (3-Month SOFR + 6.00%), 8/27/2029(h)	1,399,963
1,754,422	10.32% (3-Month SOFR + 6.00%), 10/11/2029(h)	1,782,142

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited) (continued)
Principal Amount		Value
	Digital Infrastructure-Data Center Services - (continued)
$901,022	10.31% (3-Month SOFR + 6.00%), 10/28/2029(h)	$915,258
1,019,191	10.20% (3-Month SOFR + 6.00%), 11/25/2029(h)	1,035,294
496,793	10.07% (3-Month SOFR + 6.00%), 12/10/2029(h)	504,642
862,112	10.00% (3-Month SOFR + 6.00%), 12/31/2029(h)	875,734
933,930	10.32% (3-Month SOFR + 6.00%), 2/5/2030(h)	948,686
136,762	10.00% (3-Month SOFR + 6.00%), 3/20/2030(h)	138,923
813,357	10.32% (3-Month SOFR + 6.00%), 4/23/2030(h)	826,208
197,783	10.32% (3-Month SOFR + 6.00%), 4/25/2030(h)	200,908
109,250	10.21% (3-Month SOFR + 6.00%), 5/21/2030(h)	110,976
40,379	10.22% (3-Month SOFR + 6.00%), 8/26/2030(h)	41,017
124,237	10.72% (3-Month SOFR + 6.50%), 8/26/2030(h)	126,200
2,092,798	8.25% (3-Month SOFR + 4.25%), 8/29/2030(h)	2,125,865
2,965,020	CoreWeave CAC IV, LLC, Unfunded, 0.50%, 3/31/2026(k)	91,323
	VCRDX Data Center 1, LLC
17,808,197	9.50% (3-Month SOFR + 5.50%), 6/27/2029(h)(i)(l)	17,836,690
5,000,000	VDC OH11 Holdco, LLC, 8.85%, 9/18/2030(i)	4,993,000
5,000,000	VDC OH11 Holdco, LLC, Unfunded, 1.25%, 6/18/2026(k)	(7,000)
		35,139,146
	Digital Infrastructure-Fiber – 5.7%
15,000,000	Conterra Ultra Broadband SPV II, LLC, 10.82% (3-Month SOFR + 6.50%), 4/8/2028(h)	14,773,500
2,725,841	Glass Routes, LLC, 11.80% (6-Month SOFR + 7.50%), 5/15/2028(h)(i)	2,704,851
17,333,333	Glass Routes, LLC, Unfunded, 2.00%, 5/15/2028(k)	39,867
		17,518,218
	Energy Transition-Battery Storage – 7.1%
6,000,000	esV Intermediate Holdco, LLC, 8.35% (3-Month SOFR + 4.35%), 3/22/2027(h)	6,034,200
2,222,315	On Energy Storage, Inc., 13.00%, 4/22/2027	2,269,119
373,286	Regis Laureles, LLC, 9.25% (WSJ Prime + 2.00%), 1/9/2026(h)	373,286
207,125	Regis Laureles, LLC, Unfunded, 1/9/2026(k)(m)	0
396,679	Regis Leakey, LLC, 9.25% (WSJ Prime + 2.00%), 1/9/2026(h)	396,679
406,078	Regis Leakey, LLC, Unfunded, 1/9/2026(k)(m)	0
423,151	Regis Mason, LLC, 9.25% (WSJ Prime + 2.00%), 10/9/2025(h)	423,151
400,044	Regis Mason, LLC, Unfunded, 10/9/2025(k)(m)	0
467,490	Regis Medina Lake, LLC, 9.25% (WSJ Prime + 2.00%), 1/9/2026(h)	467,490
304,865	Regis Medina Lake, LLC, Unfunded, 1/9/2026(k)(m)	0
423,486	Regis Medina, LLC, 9.25% (WSJ Prime + 2.00%), 1/9/2026(h)	423,486
391,781	Regis Medina, LLC, Unfunded, 1/9/2026(k)(m)	0
Principal Amount		Value
	Energy Transition-Battery Storage - (continued)
$346,228	Regis Muenster, LLC, 9.25% (WSJ Prime + 2.00%), 10/9/2025(h)	$346,228
276,180	Regis Muenster, LLC, Unfunded, 10/9/2025(k)(m)	0
412,798	Regis Utopia, LLC, 9.25% (WSJ Prime + 2.00%), 1/9/2026(h)	412,798
377,667	Regis Utopia, LLC, Unfunded, 1/9/2026(k)(m)	0
	Spearmint Renewable Development Company, LLC, Tranche A
2,047,306	13.75%, 6/9/2027(i)(n)	2,070,850
	Spearmint Renewable Development Company, LLC, Tranche B
8,717,282	10.75%, 10/9/2025(i)(n)	8,717,282
		21,934,569
	Energy Transition-Energy Efficiency – 4.1%
6,000,000	Ameresco, Inc., 9.88% (3-Month SOFR + 5.88%), 6/28/2029(h)	5,919,600
6,842,500	Budderfly SPV I, LLC, 8.50% (3-Month SOFR + 4.50%), 12/20/2028(h)	6,827,447
157,500	Budderfly SPV I, LLC, Unfunded, 1.00%, 12/20/2028(k)	(347)
		12,746,700
	Midstream-Energy Distribution – 4.9%
13,000,000	Energyco II S.A. Facility A Notes, 7.28% (6-Month EURIBOR + 5.25%), 5/27/2032(h)(p)	15,142,325
	Midstream-Floating Production System – 2.6%
	Salamanca Infrastructure Finance, LLC
7,846,671	9.25% (3-Month SOFR + 5.25%), 10/1/2030(h)(i)	7,863,934
	Midstream-Hydrocarbon Production – 1.2%
3,949,044	Tres Energy, LLC, 10.50% (3-Month SOFR + 6.50%), 11/2/2029(h)	3,871,248
5,859,873	Tres Energy, LLC, Unfunded, 1.00%, 6/30/2026(k)	(42,191)
		3,829,057
	Midstream-Noble Gas Recovery & Recycling – 5.3%
16,500,000	Arencibia, Inc., 9.00%, 7/11/2030	16,262,072
	Power-Conventional Generation – 8.0%
7,538,147	Caithness Brookhaven, LLC, 8.96% (6-Month SOFR + 4.75%), 7/31/2029(h)	7,670,064
1,890,241	SL Energy Power Plant, 11.00% (3-Month SOFR + 7.00%), 9/22/2027(h)	1,871,478
12,938,097	SL Energy Power Plant, Unfunded, 1.50%, 9/22/2027(k)	(127,971)
15,048,051	Trumbull Holdco 2, LLC, 13.26% (1-Month SOFR + 9.10%), 11/3/2026(h)(i)	15,085,671
		24,499,242
	Renewables-Solar – 23.9%
9,371,301	38DN Module Co. 1, LLC, 9.25% (WSJ Prime + 2.00%), 12/26/2026	9,371,301
687,657	38DN Module Co. 1, LLC, Unfunded, 12/26/2026(k)	0
2,127,072	9521 U.S. 14 Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 12/26/2025(h)	2,130,475
819,241	Anacott Solar, LLC, 9.25% (WSJ Prime + 2.00%), 12/26/2025(h)	820,552
137,659	Anacott Solar, LLC, Unfunded, 12/26/2025(k)(m)	220
591,057	Broadlea Road Solar 1, LLC, 9.00% (WSJ Prime + 2.00%), 3/20/2026(h)	592,002
142,843	Broadlea Road Solar 1, LLC, Unfunded, 3/20/2026(k)(m)	229
See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited) (continued)
Principal Amount		Value
	Renewables-Solar - (continued)
$532,308	Chester Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 3/13/2026(h)	$533,159
129,242	Chester Solar 1, LLC, Unfunded, 3/13/2026(k)(m)	207
2,221,944	Cottage Grove North Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 12/20/2025(h)	2,221,944
142,956	Cottage Grove North Solar 1, LLC, Unfunded, 4.01%, 12/20/2025(k)(m)	0
2,366,571	Cottage Grove South 1, LLC, 9.25% (WSJ Prime + 2.00%), 12/20/2025(h)	2,366,571
129	Cottage Grove South 1, LLC, Unfunded, 4.01%, 12/20/2025(k)(m)	0
25,000,000	EG U.S. Devco, LLC, 10.28% (3-Month SOFR + 6.26%), 7/15/2027(h)	24,696,250
1,056,174	Geranium Solar, LLC, 9.25% (WSJ Prime + 2.00%), 11/21/2025(h)	1,057,864
180,526	Geranium Solar, LLC, Unfunded, 11/21/2025(k)(m)	289
394,152	Goodenow Road West Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 12/26/2025(h)	394,783
565,930	Goshen Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 6/14/2026(h)	566,836
57,420	Goshen Solar 1, LLC, Unfunded, 6/14/2026(k)(m)	92
446,788	Goshen Solar 2, LLC, 9.25% (WSJ Prime + 2.00%), 6/25/2026(h)	447,503
325,862	Goshen Solar 2, LLC, Unfunded, 6/25/2026(k)(m)	521
484,878	Gougar Road Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 3/13/2026(h)	485,654
22	Gougar Road Solar 1, LLC, Unfunded, 3/13/2026(k)(m)	0
10,000,000	Greenalia Power U.S. Advanced II, LLC, 10.96% (3-Month SOFR + 6.76%), 2/15/2027(h)	10,059,000
5,000,000	Greenalia S.A. Topco Uncovered Loan, 15.57% (3-Month SOFR + 11.40%), 10/15/2038(h)	5,011,000
651,850	Hillview Drive Solar, LLC, 9.25% (WSJ Prime + 2.00%), 3/20/2026(h)	652,893
183,100	Hillview Drive Solar, LLC, Unfunded, 3/20/2026(k)(m)	293
2,597,000	Lily Pond Road Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 10/9/2026	2,596,999
713,401	Lily Pond Road Solar 1, LLC, Unfunded, 10/9/2026(k)	0
8,000,000	Nexamp NTPCO A, Unfunded, 2.50%, 2/14/2028(k)	(76,994)
152,537	Nexamp NTPCO B, 9.67% (3-Month SOFR + 5.50%), 8/14/2032	151,024
1,847,463	Nexamp NTPCO B, Unfunded, 2.50% (3-Month SOFR + 5.50%), 8/14/2032(h)(k)	(18,241)
6,000,000	PSE BorrowerCo, LLC, 8.68% (Daily SOFR + 4.50%), 11/10/2026(h)	6,012,600
390,250	South Green Haven Solar 1, LLC, 9.25% (WSJ Prime + 2.00%), 3/13/2026(h)	390,874
3,180,588	SRC Construction Borrower 3, LLC, 10.00%, 7/24/2028(i)	3,150,055
1,107,474	SRC Construction Borrower 3, LLC, Unfunded, 1.75%, 7/24/2028(k)	(13,466)
		73,602,489
	Renewables-Wind and Transmission – 9.7%
30,000,000	SunZia Upper Co., LLC, 9.02% (3-Month SOFR + 5.00%), 12/21/2025(h)	30,001,750
	Transportation-Airport – 3.3%
13,905,114	Porter Aircraft Leasing Corp., 8.55% (CORRA + 5.79%), 5/31/2026(h)(i)(o)	10,295,200
Principal Amount		Value
	Transportation-Parking and EV Charging – 0.7%
	FlashParking AssetCo SPV, LLC
$2,258,050	8.52% (6-Month SOFR + 4.65%), 9/5/2029(h)	$2,245,856
7,741,950	FlashParking AssetCo SPV, LLC, Unfunded, 1.50%, 8/23/2027(k)	(41,806)
		2,204,050
	Total Private Debts	271,038,752
	(Cost $270,375,506)
Number of Shares		Value
Short-Term Investments - 15.3%
47,155,403	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 4.01%	47,155,403
	Total Short-Term Investments	47,155,403
	(Cost $47,155,403)
	Total Investments – 119.7%	369,023,389
	(Cost $367,397,988)
	Liabilities in excess of Other Assets – (19.7)%	(60,794,637)
	Net Assets – 100.0%	$308,228,752

____________

(a)   Restricted Securities.

(b)   Partnership is not designated in units. The Fund owns approximately 4.2% of this Fund.

(c)   Partnership is not designated in units. The Fund owns approximately 1.6% of this Fund.

(d)   Partnership is not designated in units. The Fund owns approximately 1.0% of this Fund.

(e)   Partnership is not designated in units. The Fund owns approximately 1.2% of this Fund.

(f)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,836,352, which represents 0.9% of Net Assets.

(g)   The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].

(h)   Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

(i)    Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(j)    Security value was determined by using significant unobservable inputs.

(k)   Par amount represents the Fund's remaining commitment of additional debt upon request by the underlying borrower. The rate presented, if any, represents the commitment fee rate paid by the underlying borrower to the Fund with respect to the par amount of the commitment. See the section of Commitments and Contingencies in the Notes to Financial Statements.

(l)    Entity is a wholly-owned subsidiary that has acquired private debt with the disclosed terms and an underlying borrower in the Data Services Sector.

(m)  Non-income producing security.

(n)   The variable rate is subject to a contractual interest rate floor.

(o)   Principal amount shown in Canadian Dollars; value shown in U.S. Dollars.

(p)   Principal amount shown in Euros; value shown in U.S. Dollars.

CORRA - Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

UST - 5-Year United States Treasury Rate

WSJ Prime - Wall Street Journal Prime Rate

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments As of September 30, 2025 (Unaudited) (concluded)

At September 30, 2025, the Harrison Street Infrastructure Income Fund had outstanding forward foreign exchange contracts as set forth below:

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Contract Amount			Value	Unrealized Appreciation (Depreciation)
				Buy	Sell
November 7, 2025	Bannockburn Global Forex	U.S. Dollar	Canadian Dollar	$10,297,781	CAD	14,227,413	$10,241,498	$56,283
December 31, 2025	Bannockburn Global Forex	U.S. Dollar	Euro Currency	$15,729,297	EUR	13,484,181	15,908,590	(179,293)
								$(123,010)
Industry	% of Net Assets
Renewables – Solar	23.9%
Power – Conventional Generation	17.9%
Short-Term Investments	15.3%
Digital Infrastructure – Data Center Services	11.4%
Renewables – Wind and Transmission	9.7%
Energy Transition – Battery Storage	7.1%
Digital Infrastructure – Fiber	5.7%
Midstream – Noble Gas Recovery & Recycling	5.3%
Midstream – Energy Distribution	4.9%
Energy Transition – Energy Efficiency	4.1%
All Other Industries	14.4%
Liabilities in excess of Other Assets	(19.7)%
Total	100.0%

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statement of Assets and Liabilities As of September 30, 2025 (Unaudited)
Assets:
Investments in securities at value (cost $367,397,988)	$369,023,389
Foreign currency, at value(cost $125,109)	125,154
Receivables:
Investment securities sold	1,084,956
Unrealized appreciation on foreign exchange contracts	56,283
Fund shares sold	82,863
Dividends and interest	3,872,633
Due from Advisor	156,070
Prepaid expenses	570,782
Total Assets	374,972,130
Liabilities:
Payables:
Line of Credit borrowings	39,000,000
Investment securities purchased	25,086,539
Advisory fees	642,754
Performance fees	582,692
Interest and Line of Credit fees	535,441
Fund administration fees	223,600
Due to Custodian	206,482
Unrealized depreciation on foreign exchange contracts	179,293
Professional fees	164,008
Custody fees	29,943
Accrued other expenses	92,626
Total Liabilities[1]	66,743,378
Net Assets	$308,228,752
Net Assets consist of:
Paid-in capital	$306,846,628
Total distributable earnings (losses)	1,382,124
Total Net Assets	$308,228,752
Net assets applicable to shares outstanding	$308,228,752
Shares of beneficial interest outstanding (unlimited authorization)	30,410,526
Net asset value price per share (Net Assets/Shares Outstanding)	$10.14

____________

1     See Note 11. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statement of Operations For the Six Months Ended September 30, 2025 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $719)	$422,598
Interest income	12,487,292
Total investment income	12,909,890
Expenses:
Advisory fees (Note 4)	1,182,643
Interest and Line of Credit fees (Note 9)	599,340
Professional Fees	348,818
Performance fees	266,520
Investment monitoring fees	126,660
Fund administration fees	92,360
Trustees’ fees (Note 4)	78,830
Custody fees	63,703
Shareholder reporting fees	37,435
Insurance fees	35,131
Registration fees	25,482
Transfer agent fees and expenses	24,692
Other expenses	128,511
Total expenses	3,010,125
Advisory fees waived (Note 4)	(185,312)
Net expenses	2,824,813
Net investment income (loss)	10,085,077
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	45,508
Foreign currency transactions	(42,578)
Net realized gain (loss)	2,930
Net change in unrealized appreciation/depreciation on:
Investments	1,832,580
Foreign currency translations	3,513
Forward foreign currency contracts	(123,010)
Net change in unrealized appreciation/depreciation	1,713,083
Net realized and unrealized gain (loss)	1,716,013
Net Increase (Decrease) in Net Assets from Operations	$11,801,090

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statements of Changes in Net Assets
	Six Months Ended September 30, 2025 (Unaudited)	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$10,085,077	$12,156,535
Net realized gain (loss) on investments and foreign currency transactions	2,930	281,629
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,713,083	(208,770)
Net increase (decrease) in net assets resulting from operations	11,801,090	12,229,394
Distributions to Shareholders from:
Net investment income and net realized gains	(10,088,007)	(12,560,353)
Return of capital	(824,850)	(317,930)
Total Distributions	(10,912,857)	(12,878,283)
Capital Transactions:
Shares issued	105,252,020	196,047,106
Reinvested dividends	3,388,537	8,849,911
Shares redeemed	(3,068,103)	(2,580,063)
Net increase (decrease) in net assets from capital transactions	105,572,454	202,316,954
Total increase (decrease) in net assets	106,460,687	201,668,065
Net Assets:
Beginning of period	201,768,065	100,000 [1]
End of period	$308,228,752	$201,768,065
Capital Share Transactions:
Shares sold	10,408,526	19,343,655
Shares issued in reinvestment of dividends	338,854	882,614
Shares redeemed	(306,071)	(257,052)
Net increase (decrease) in capital share transactions	10,441,309	19,969,217

____________

1     Represents initial seed capital invested by Harrison Street Private Wealth LLC.

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Statement of Cash Flows For the Six Months Ended September 30, 2025 (Unaudited)
Cash flows used by operating activities:
Net increase in net assets resulting from operations	$11,801,090
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(210,234,496)
Proceeds from dispositions of investment securities	84,956,456
Net purchase/sales of short-term investment securities	(42,221,012)
Net amortization/(accretion) of premium/(discount)	(443,221)
Net realized (gain)/loss from:
Investments sold	(45,508)
Foreign currency transactions	42,578
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,832,580)
Foreign currency	(3,513)
Forward foreign exchange contracts	123,010
Change in operating assets and liabilities:
Receivables:
Fund shares sold	33,637
Investment securities sold	(15,479)
Dividends and interest	(1,398,628)
Reclaims	386
Expense reimbursement	763,333
Unrealized appreciation on foreign exchange contracts	(56,283)
Prepaid expenses	(401,444)
Payables:
Advisor fees payable	411,539
Investment securities purchased	24,151,446
Performance fees	(59,233)
Due to Custodian	206,482
Custody fees	(737)
Accounting and administration fees	67,423
Professional fees	(11,468)
Unrealized depreciation on foreign exchange contracts	179,293
Interest and Line of Credit fees	535,441
Accrued other expenses	(59,778)
Net cash used by operating activities	(133,511,266)

Cash flows from financing activities:
Proceeds from line of credit	39,000,000
Proceeds from shares issued	105,252,020
Payments for shares redeemed	(3,068,103)
Distributions paid (net of reinvestment of dividends)	(7,524,320)
Net cash provided by financing activities	133,659,597
Effect of exchange rate changes in cash	(162,075)

Net change in cash	(13,744)
Cash and foreign currency at beginning of period	138,898
Cash and foreign currency at end of period	$125,154

Supplemental schedule of cash activity:
Interest expense on borrowings	$599,340
Supplemental schedule of non-cash activity:
Interest and line of credit fees paid during the period	$63,899
Reinvestment of distributions	3,388,537

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Financial Highlights
	Six Months Ended September 30, 2025 (Unaudited)	Year Ended March 31, 2025
Net asset value, beginning of period	$10.10	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.43	0.93
Net realized and unrealized gain	0.08	0.02
Total from investment operations	0.51	0.95

Less Distributions from:
Net investment income and net realized gains	(0.43)	(0.83)
Return of capital	(0.04)	(0.02)
Total distributions	(0.47)	(0.85)
Net asset value, end of period	$10.14	$10.10

Total return	5.17%[2]	9.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$308,229	$201,768
Ratio of expenses to average net assets:
Ratios of gross expenses to average net assets	2.54%[3]	2.93%
Ratios of net expenses to average net assets	2.38%[3]	1.21%
Ratio of net investment income to average net assets	8.50%[3]	9.24%
Portfolio turnover rate	6.81%[2]	41.42%

____________

1           Per Share amounts are calculated based on average outstanding shares.

2           Not annualized.

3           Annualized.

Credit Facility	September 30, 2025	March 31, 2025
Senior securities, end of period (000’s)	$39,000	N/A
Asset coverage, per $1,000 of senior security principal amount	8,903	N/A
Asset coverage ratio of senior securities	890%	N/A

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Harrison Street Infrastructure Income Fund (the “Fund”, formerly named Versus Capital Infrastructure Income Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, and the Fund’s secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to income-oriented investments that provide exposure to infrastructure assets. The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into infrastructure assets. The Fund will maintain voting control of the Subsidiary. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Harrison Street Private Wealth LLC (the ‘‘Adviser’’), (formerly named Versus Capital Advisors LLC).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the six months ended September 30, 2025, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

For the year ended March 31, 2025, tax character of the distribution paid by the Fund was approximately $12,560,000 of ordinary income dividends, $0 of long-term capital gains and approximately $318,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2025, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2025, the Fund had no qualified late year losses.

As of September 30, 2025, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $2,170,468, $(551,194) and $1,619,274, respectively. The aggregate cost of securities for federal income tax purposes at September 30, 2025, was approximately $367,404,115.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting - The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

NOTE 3. SECURITIES VALUATION

The Board of Trustees (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans (Hybrid Debt Investments) are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”).

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The September 30, 2025 Schedule of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its September 30, 2025 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities
• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of September 30, 2025 is as follows:

Investments Type*	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Private Investment Funds	$—	$—	$—	$12,061,693	$12,061,693
Common Stocks	657,396	226,687	—	—	884,083
Corporate Debts	—	7,348,944	—	—	7,348,944
Hybrid Debt Investments	—	30,534,514	—	—	30,534,514
Private Debts	—	—	271,038,752	—	271,038,752
Short-Term Investments	47,155,403	—	—	—	47,155,403
Total Investments	$47,812,799	$38,110,145	$271,038,752	$12,061,693	$369,023,389

*    See Schedule of Investments for industry breakout.

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of September 30, 2025:

	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Foreign Exchange Contracts	$—	$(123,010)	$—	$—	$(123,010)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment Type	Balance as of 3/31/2025	Purchases	Sales	Accretion and Amortization	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of 9/30/2025
Private Debts	$170,054,898	$108,150,565	$(8,492,938)	$382,638	$(16,876)	$960,465	$271,038,752
Total	$170,054,898	$108,150,565	$(8,492,938)	$382,638	$(16,876)	$960,465	$271,038,752

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

For the six months ended September 30, 2025, the total change in unrealized gain/loss on Level 3 securities still held at the end of the year was $978,458.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at September 30, 2025:

Investment Type	Fair Value 9/30/2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Debts	$271,233,728	Amortized Cost	N/A	$0.98 – $1.01	$0.99
		Discounted Cash Flow	Discount Rate	1.30% – 13.70%	5.91%
Private Debts – Unfunded Commitments	(194,976)	Amortized Cost	N/A	$0.00 – $0.02	$0.01
Total	$271,038,752

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Harrison Street Private Wealth LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.00% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $1,182,643 and the Adviser waived and/or reimbursed Fund fees of $185,312 for the six months ended September 30, 2025.

The Adviser previously agreed to voluntarily waive 50% of the Investment Management Fee paid by the Fund for the period April 1, 2024 through March 31, 2025. In addition, subject to the limitations set forth below, the Adviser has agreed to voluntarily waive a portion of the Investment Management Fee and/or reimburse certain direct expenses of the Fund such that the Total Annual Fund Expenses do not exceed an annualized rate, based on the average daily NAV of the Fund’s assets, of (i) 0.50% for the period April 1, 2024 through May 31, 2024 (ii) 1.25% for the period June 1, 2024 through March 31, 2025 (iii) 1.80% for the period April 1, 2025 through July 28, 2025 and (iv) 1.95% for the period July 29, 2025 through December 31, 2025 (the “Expense Caps”). This arrangement is at the sole discretion of the Adviser and may be terminated at any time. Notwithstanding the foregoing, the following expenses will not be limited by such waiver and are not subject to or included in the Expense Caps: (i) Acquired Fund Fees and Expenses, including any fees of the Private Funds; (ii) interest payments; (iii) extraordinary expenses; and (iv) taxes. In addition, fees paid to Arrangers that are based on the performance of certain investments were not limited by such waiver and were not subject to or included in the Expense Caps during the period April 1, 2025 through June 2, 2025. Amounts waived and/or reimbursed pursuant to these arrangements will not be recouped by the Adviser.

The Adviser has retained the services of Brookfield Public Securities Group LLC ("Brookfield") as the sub-advisor for the fund. Fees paid to Brookfield are based on the average net assets that it manages at an annual rate up to 0.35% and are paid by the Adviser from its Investment Management Fee. The Advisor previously engaged Lazard Asset Management LLC ("Lazard") as a sub-advisor to the fund, Lazard was not allocated any portion of the Fund's assets for management during the period. The sub-advisory agreement with Lazard expired pursuant to its terms on October 31, 2025. The Adviser incurred fees of $16,166 to Brookfield for the six months ended September 30, 2025.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Trustee a fee per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Trustees Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Trustees is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

The effects of the forward foreign currency exchange contracts on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the table below. The values of forward foreign currency exchange contracts as of September 30, 2025 by risk category are as follows:

Risk Category
Derivative Assets (Liabilities)	Foreign Currency Risk
Unrealized appreciation on forward foreign currency contracts	$56,283
Unrealized depreciation on forward foreign currency contracts	(179,293)
Net	$(123,010)
Risk Category
Derivative Realized Gain (Loss)	Foreign Currency Risk
Forward foreign currency contracts	$—
Net	$—
Risk Category
Derivative Change in Unrealized Appreciation (Depreciation)	Foreign Currency Risk
Forward foreign currency contracts	$(123,010)
Net	$(123,010)

NOTE 7. INVESTMENT TRANSACTIONS

For the six months ended September 30, 2025, the purchases and sales of investment securities, excluding short-term investments, were approximately $210,234,496 and $16,936,981, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow/require shareholders to submit their tender request only on the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, if the Repurchase Offer is oversubscribed, the Fund may offer to repurchase outstanding

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

shares tendered by the estate of a deceased shareholder or such deceased shareholder's descendants (an "Estate Offer") in an additional amount, taking into account the liquidity of the Fund's assets, up to 0.20% of the Fund's outstanding shares. In the event an Estate Offer is oversubscribed, the Fund will repurchase the tendered Shares on a pro rata basis based on the number of Shares tendered by each shareholder participating in the Estate Offer.

Results of the Fund’s Repurchase Offers during the six months ended September 30, 2025 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
May 30, 2025	5%	1,090,738	127,433	100%	$1,278,153
August 22, 2025	5%	1,287,173	178,638	100%	$1,789,950

NOTE 9. LINE OF CREDIT

Effective July 3, 2025, the Fund entered into a line of credit (“LOC”) with Nomura Corporate Funding Americas, LLC with borrowing capacity of $75,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 2.75%. In addition, the Fund incurs a Minimum-Utilization Fee through January 31, 2026 equal to 2.75% on the difference between $37,500,000 and the actual loan balance, if actual borrowings are less than $37,500,000 and thereafter on the difference between $56,250,000 and the actual loan balance, if actual borrowings are less than $56,250,000. The Fund also incurred certain origination and structuring fees (collectively with Minimum-Utilization Fees, the “other LOC fees”). All Fund investments and custody accounts are pledged as collateral.

The Fund incurred interest expense of $521,005 and other LOC fees equal to $78,335 during the six months ended September 30, 2025. During the six months ended September 30, 2025, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $32,071,429 at an average interest rate of 7.06%. The Fund’s outstanding borrowings from the LOC were $39,000,000 at September 30, 2025 at a rate of 7.04%. The Fund complied with all covenants of the LOC during the six months ended September 30, 2025.

NOTE 10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the LOC, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for a summary of the Fund’s asset coverage with respect to senior securities.

NOTE 11. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. This and other important information are described in the Fund’s Prospectus.

As of September 30, 2025, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
38DN Module Co. 1, LLC	7/24/2025	9,371,301	—	$9,371	$9,371	$—	3.0%
38DN Module Co. 1, LLC, Unfunded	8/6/2025	687,657	—	—	—	688	0.0%
9521 U.S. 14 Solar 1, LLC	3/27/2025	2,127,072	—	2,127	2,130	—	0.7%
AIGA Climate Fund I LP	7/5/2024	—	4.2%	4,141	4,586	5,990	1.5%
Ameresco, Inc.	9/5/2024	6,000,000	—	5,924	5,920	—	1.9%
Anacott Solar, LLC	3/27/2025	819,241	—	819	821	—	0.3%
Anacott Solar, LLC, Unfunded	7/30/2025	137,659	—	—	—	138	0.0%
Arencibia, Inc.	7/11/2025	16,500,000	—	16,262	16,262	—	5.3%
Broadlea Road Solar 1, LLC	3/27/2025	591,057	—	591	592	—	0.2%
Broadlea Road Solar 1, LLC, Unfunded	7/30/2025	142,843	—	—	—	143	0.0%
Budderfly SPV I, LLC	7/31/2024	6,842,500	—	6,844	6,827	—	2.2%
Budderfly SPV I, LLC, Unfunded	7/31/2024	157,500	—	1	—	158	0.0%

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
Caithness Brookhaven, LLC	4/3/2024	7,538,147	—	$7,495	$7,670	$—	2.5%
Chester Solar 1, LLC	3/27/2025	532,308	—	532	533	—	0.2%
Chester Solar 1, LLC, Unfunded	7/30/2025	129,242	—	—	—	129	0.0%
Conterra Ultra Broadband SPV II, LLC	10/31/2024	15,000,000	—	14,779	14,774	—	4.8%
CoreWeave CAC IV, LLC
10.00%	7/30/2024	470,426	—	473	478	—	0.2%
10.31%	7/30/2024	704,330	—	708	715	—	0.2%
10.20%	8/27/2024	1,378,188	—	1,386	1,400	—	0.5%
10.32%	10/11/2024	1,754,422	—	1,765	1,782	—	0.6%
10.31%	10/28/2024	901,022	—	906	915	—	0.3%
10.20%	11/25/2024	1,019,191	—	1,025	1,035	—	0.3%
10.07%	12/10/2024	496,793	—	500	505	—	0.2%
10.00%	12/31/2024	862,113	—	867	876	—	0.3%
10.32%	2/5/2025	933,930	—	940	949	—	0.3%
10.00%	3/20/2025	136,762	—	137	139	—	0.0%
10.32%	4/23/2025	813,357	—	817	826	—	0.3%
10.32%	4/25/2025	197,783	—	199	201	—	0.1%
10.21%	5/21/2025	109,250	—	110	111	—	0.0%
10.72%	8/26/2025	124,237	—	125	126	—	0.0%
10.22%	8/29/2025	40,379	—	41	41	—	0.0%
8.25%	9/29/2025	2,092,798	—	2,103	2,126	—	0.7%
CoreWeave CAC IV, LLC, Unfunded	8/6/2025	2,965,020	—	58	91	2,921	0.0%
Cottage Grove North Solar 1, LLC	6/26/2024	2,221,944	—	2,222	2,222	—	0.7%
Cottage Grove North Solar 1, LLC, Unfunded	7/29/2025	142,956	—	—	—	143	0.0%
Cottage Grove South 1, LLC	6/26/2024	2,366,571	—	2,367	2,367	—	0.8%
Cottage Grove South 1, LLC, Unfunded	7/29/2025	129	—	—	—	0	0.0%
DigitalBridge Credit II (Onshore) LP	8/28/2024	—	1.6%	2,588	2,474	4,066	0.8%
EG U.S. Devco, LLC	12/24/2024	25,000,000	—	24,748	24,696	—	8.0%
Energyco II S.A. Facility A Notes	7/22/2025	13,000,000	—	15,121	15,142	—	4.9%
esV Intermediate Holdco, LLC	7/1/2024	6,000,000	—	5,979	6,034	—	2.0%
FlashParking AssetCo SPV, LLC	9/30/2024	2,258,050	—	2,259	2,246	—	0.8%
FlashParking AssetCo SPV, LLC, Unfunded	8/6/2025	7,741,950	—	38	(42)	7,742	0.0%
Geranium Solar, LLC	3/27/2025	1,056,174	—	1,056	1,058	—	0.3%
Geranium Solar, LLC, Unfunded	7/30/2025	180,526	—	—	—	181	0.0%
Glass Routes, LLC	5/21/2025	2,725,840	—	2,704	2,705	—	0.9%
Glass Routes, LLC, Unfunded	5/21/2025	17,333,333	—	(34)	40	17,160	0.0%
Goodenow Road West Solar 1, LLC	3/27/2025	394,152	—	394	395	—	0.1%
Goshen Solar 1, LLC	3/27/2025	565,930	—	566	567	—	0.2%
Goshen Solar 1, LLC, Unfunded	7/30/2025	57,420	—	—	—	57	0.0%
Goshen Solar 2, LLC	3/27/2025	446,788	—	447	448	—	0.1%
Goshen Solar 2, LLC, Unfunded	7/30/2025	325,862	—	—	1	326	0.0%
Gougar Road Solar 1, LLC	3/27/2025	484,878	—	485	486	—	0.2%
Gougar Road Solar 1, LLC, Unfunded	7/30/2025	22	—	—	—	0	0.0%
Greenalia Power U.S. Advanced II, LLC	9/30/2024	10,000,000	—	10,031	10,059	—	3.3%
Greenalia S.A. Topco Uncovered Loan	4/30/2025	5,000,000	—	4,975	5,011	—	1.6%
Hillview Drive Solar, LLC	3/27/2025	651,850	—	652	653	—	0.2%
Hillview Drive Solar, LLC, Unfunded	7/30/2025	183,100	—	—	—	183	0.0%
Lily Pond Road Solar 1, LLC	8/18/2025	2,597,000	—	2,597	2,597	—	0.8%
Lily Pond Road Solar 1, LLC, Unfunded	8/18/2025	713,400	—	—	—	713	0.0%
Nexamp NTPCO A, Unfunded	8/29/2025	8,000,000	—	(77)	(77)	8,000	0.0%
Nexamp NTPCO B	9/3/2025	152,537	—	151	151	—	0.0%
Nexamp NTPCO B, Unfunded	8/29/2025	1,847,463	—	(18)	(18)	1,847	0.0%
On Energy Storage, Inc.	7/21/2025	2,222,315	—	2,269	2,269	—	0.7%
Porter Aircraft Leasing Corp.	5/7/2024	13,905,114	—	10,159	10,295	—	3.3%
Post Road Special Opportunity Fund III	7/14/2025	—	1.0%	2,988	3,368	2,179	1.1%
PSE BorrowerCo, LLC	9/4/2024	6,000,000	—	5,990	6,013	—	2.0%
QIC Infrastructure Debt Fund II	4/25/2025	—	1.2%	1,739	1,633	3,088	0.5%
Regis Laureles, LLC	7/11/2024	373,286	—	373	373	—	0.1%
Regis Laureles, LLC, Unfunded	7/17/2025	207,125	—	—	—	207	0.0%
Regis Leakey, LLC	7/11/2024	396,679	—	397	397	—	0.1%

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (continued)
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
Regis Leakey, LLC, Unfunded	7/21/2025	406,078	—	$—	$—	$406	0.0%
Regis Mason, LLC	7/11/2024	423,151	—	423	423	—	0.1%
Regis Mason, LLC, Unfunded	7/21/2025	400,044	—	—	—	400	0.0%
Regis Medina Lake, LLC	7/11/2024	467,490	—	467	467	—	0.2%
Regis Medina Lake, LLC, Unfunded	7/21/2025	304,865	—	—	—	305	0.0%
Regis Medina, LLC	7/11/2024	423,486	—	423	423	—	0.1%
Regis Medina, LLC, Unfunded	7/21/2025	391,781	—	—	—	392	0.0%
Regis Muenster, LLC	7/11/2024	346,228	—	346	346	—	0.1%
Regis Muenster, LLC, Unfunded	7/21/2025	276,180	—	—	—	276	0.0%
Regis Utopia, LLC	7/11/2024	412,798	—	413	413	—	0.1%
Regis Utopia, LLC, Unfunded	7/21/2025	377,667	—	—	—	378	0.0%
Salamanca Infrastructure Finance, LLC	10/01/2024	7,846,671	—	7,837	7,864	—	2.6%
South Green Haven Solar 1, LLC	3/27/2025	390,250	—	390	391	—	0.1%
SL Energy Power Plant	9/25/2025	1,890,241	—	1,871	1,871	—	0.6%
SL Energy Power Plant, Unfunded	9/22/2025	12,938,097	—	(128)	(128)	12,938	0.0%
Spearmint Renewable Development Company, LLC, Tranche A	7/01/2024	2,047,306	—	2,022	2,071	—	0.7%
Spearmint Renewable Development Company, LLC, Tranche B	7/01/2024	8,717,282	—	8,717	8,717	—	2.8%
SRC Construction Borrower 3, LLC	10/18/2024	3,180,588	—	3,143	3,150	—	1.0%
SRC Construction Borrower 3, LLC, Unfunded	10/18/2024	1,107,474	—	(18)	(13)	1,403	0.0%
SunZia Upper Co., LLC	4/4/2024	30,000,000	—	30,002	30,002	—	9.7%
Tres Energy, LLC	3/31/2025	3,949,045	—	3,871	3,871	—	1.3%
Tres Energy, LLC, Unfunded	3/31/2025	5,859,873	—	64	(42)	5,787	0.0%
Trumbull Holdco 2, LLC	8/8/2024	15,048,051	—	14,996	15,086	—	4.9%
VCRDX Data Center 1, LLC	1/31/2025	17,808,197	—	17,822	17,837	—	5.8%
VDC OH11 Holdco, LLC	6/18/2025	5,000,000	—	4,976	4,993	—	1.6%
VDC OH11 Holdco, LLC, Unfunded	6/18/2025	5,000,000	—	(18)	(7)	5,000	0.0%
				$281,831	$283,100	$83,342	91.8%

(a)  The securities include Investment Funds and private debt investments. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of infrastructure.

(b)  Initial acquisition date as shares are purchased at various dates.

(c)  At September 30, 2025, the Fund has an additional outstanding unfunded commitment of $20 million related to a new Investment Fund.

(d)  Unfunded Commitments to Investment Funds approximate their fair values.

Security	Lock Up Applicable at Period End	Invetment Liquidity	Redemption Frequency(a)
AIGA Climate Fund I, LP	Full	Closed-end fund which terminates August 31, 2034, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A

DigitalBridge Credit II (Onshore), LP	Full	Closed-end fund which terminates March 29, 2033, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A

Post Road Special Opportunity Fund III	Full	Closed-end fund which terminates March 31, 2030, subject to two additional one-year extensions at the discretion of the General Partner.	N/A

QIC Infrastructure Debt Fund II	Full	Closed-end fund which terminates December 1, 2033, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A

(a)  The investment funds provide redemptions at the frequency listed at the investment managers discretion.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements September 30, 2025 (Unaudited) (concluded)

NOTE 12. COMMITMENTS AND CONTINGENCIES

As of September 30, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $68,019,491. The unfunded debts’ fair value is included in the investments at fair value on the Statement of Assets and Liabilities. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The unfunded commitment may be subject to an unused/letter of credit facility fee due from the borrower. Please refer to the Schedule of Investments footnote (k) for specific investments denoted with unfunded commitments.

NOTE 13. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 1,627,247 shares, with respect to its November 21, 2025 Repurchase Offer. Shareholders actually tendered 1,082,837 total shares for repurchase. The Fund repurchased 100% of total tendered shares, representing approximately $10,850,000.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information September 30, 2025 (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

APPROVALS OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

At a meeting held on May 28, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of Versus Capital Infrastructure Income Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the 1940 Act, approved the continuation of the following investment advisory agreements for the Fund: (1) the Investment Management Agreement dated November 1, 2023 between the Fund and Versus Capital Advisors LLC (the “Adviser”) (the “Management Agreement”), and (2) the Investment Sub-Advisory Agreement dated November 1, 2023 between the Adviser and Brookfield Public Securities Group LLC (“Brookfield” or “Sub-Adviser”) (the “Sub-Advisory Agreement”). The Board also approved the continuance of an Investment Management Agreement dated July 29, 2024 with the Adviser for a wholly owned subsidiary of the Fund, VCRDX Subsidiary LLC (the “VCRDX Subsidiary”) (the “Subsidiary Management Agreement”). The Management Agreement, Sub-Advisory Agreement, and Subsidiary Management Agreement are collectively referred to herein as the “Agreements.” By memoranda dated March 14, 2025, May 15, 2025 and May 16, 2025, requests for information (“Requests”) were made to the Adviser and Sub-Adviser to provide information to assist the Board in evaluating the terms of the Agreements. In preparation for the Meeting, the Independent Trustees met on May 13, 2025 and May 27, 2025, with the assistance of their independent legal counsel, to discuss their fiduciary duties in connection with their consideration of the continuance of the Agreements, to review and evaluate the materials provided by the Adviser and Sub-Adviser in response to the Requests and to determine any additional information to be requested, which supplemental information was provided either in advance of the May 28, 2025 Investment Committee meeting (the “May Investment Committee Meeting”) or discussed at that meeting (the “Responses). At the May Investment Committee Meeting, the Independent Trustees further reviewed the Responses and received a presentation from the Adviser. Based upon their evaluation, the Independent Trustees recommended to the full Board the continuation of the Agreements.

Management Agreement

Matters considered by the Board in connection with its approval of the Management Agreement and Subsidiary Management Agreement (the “Management Agreements”) included, among other factors, the following:

The nature, extent and quality of the services the Adviser provides under the Management Agreement: The Board reviewed and considered information regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including the Adviser’s presentation about its operations and capabilities, which included its business continuity plan and information security program. The Board received an update on the role of Colliers International Group Inc. (“Colliers”) as majority owner of the Adviser, including information about a planned reorganization of the Colliers asset managers onto a consolidated platform and its expected impact on the Adviser and the Adviser’s operations. The Board also reviewed the Adviser’s Form ADV, the Management Agreements and other materials provided by the Adviser relating to the Management Agreements. The Board also noted information received at regular board meetings throughout the year related to the services provided. The Board considered the investment strategy employed by the Adviser for primarily investing the Fund’s assets directly in private floating rate loans. Additionally, the Board considered the Adviser’s description of the investment decision-making process for portfolio construction and monitoring for the Fund. The Board also considered the Adviser’s process for ongoing monitoring of the sub-adviser and private funds, including the review of performance and investment risk, the review to ensure that investments are consistent with the Fund’s investment objectives and strategies, the review of compliance updates, and the holding of due diligence meetings. The Board also reviewed the use of arrangers to assist the Adviser in making direct investments in infrastructure debt opportunities. In addition to the portfolio construction and investment management services outlined above, the Board considered the nature, cost and character of the additional services provided by the Adviser, including, but not limited to the following: compliance services; certain administrative services, including valuation of assets, management of liquidity to meet quarterly repurchases and oversight of service providers; and distribution, marketing and shareholder services, as well as the tax-management services the Adviser would provide through the use of the VCRDX Subsidiary. The Board reviewed and considered the qualifications, backgrounds and responsibilities of the professional personnel of the Adviser performing services for the Fund. The Board also considered the financial strength of the Adviser and its ability to fulfill its contractual obligations as well as the risks assumed by the Adviser in managing the Fund (including, among others, litigation, regulatory, entrepreneurial, and other business risks). The Board received and reviewed financial statements from the Adviser and information about the Adviser’s insurance coverage. The Board considered the resources added by the Adviser to support the Adviser’s administrative functions, the steps taken by the Adviser to enhance the valuation process and the work performed by the Adviser to evaluate and recommend changes in service providers as needed. The Board also evaluated potential conflicts of interest and the Adviser’s process for handling such conflicts. The Board concluded that the Adviser was qualified to manage the Fund and to perform the services needed to successfully implement the Fund’s investment strategy.

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information September 30, 2025 (Unaudited) (continued)

Investment Performance: The Board received and reviewed performance information for the Fund. The Board considered the Adviser’s success in fulfilling the Fund’s primary objective of current income and secondary objective of capital preservation by structuring a portfolio invested primarily in private floating rate loans with the goal of delivering consistent positive returns while preserving shareholder capital. The Board considered the returns of the Fund for the one-year period ended March 31, 2025 (which is also since inception period) and the Fund’s standard deviation and Beta for the same period. The Board also considered the Fund’s returns in comparison to the Morningstar LSTA US Leveraged Loan Index, identified by the Adviser as a proxy for privately issued floating rate loans to corporations in the United States, and noted that the Fund outperformed the benchmark for the period. The Board noted the Adviser’s view that there currently were no other interval funds with the same focus on private infrastructure debt and considered the returns of the Fund for the one-year period ended March 31, 2025 as compared to a peer group of funds (the “Select Peer Group”) developed by the Adviser comprised of all private debt interval funds as categorized by Morningstar with more than $100 million in AUM and with the majority of the holdings in investments that the Adviser would categorize as private. The Board, noting that the Fund has only one-year of performance to compare with the Select Peer Group, considered that the Fund’s performance exceeded the average returns of the Select Peer Group and had the seventh highest return of the group of 18 funds. Additionally, the Board considered the income distributions from the Fund. The Board then reviewed the measures used by the Adviser for overseeing and evaluating the performance of the Sub-Adviser. Based on the information provided, the Board concluded that the Adviser was meeting the Fund’s objectives and had delivered an acceptable level of investment returns to shareholders.

A comparison of fees with those paid by similar investment companies: The Board reviewed and considered the contractual advisory fee paid to the Adviser by the Fund and the VCRDX Subsidiary in light of the nature, extent and quality of the investment advisory services provided by the Adviser. As a part of this review, the Board noted that the Adviser pays out of its own fee the sub-advisory fee and considered the fee retained by the Adviser after the payment of those fees. The Board also considered the Subsidiary Management Agreement, which had the same advisory fee as the Management Agreement, and considered that, as a result of a contractual fee waiver agreement under which the Adviser will waive the fee paid under the Management Agreement for any fee paid under the Subsidiary Management Agreement, no additional fee will be received by the Adviser in connection with any investment through the VCRDX Subsidiary. The Board also considered the fees waived and expenses reimbursed to the Fund by the Adviser during the fiscal year ended March 31, 2025. The Board also reviewed a breakdown of other Fund expenses. The Board noted the Adviser’s representation that it did not manage any other accounts with similar strategies. The Board considered the advisory fee and the total expense ratio (net and gross) of the Fund in comparison to the Select Peer Group as well as a broader peer group (“Extended Peer Group”) developed by the Adviser that expanded the peer group to include credit interval funds without regard to a private focus, noting that the Fund had a lower contractual advisory fee and lower total expense ratio (both net and gross) than each peer group average. In considering the expense ratios, the Board noted that the Adviser had voluntarily capped expenses during the period reviewed and had agreed to cap expenses at 1.80% (subject to certain exclusions) until September 30, 2025. In addition, the Board received information that as of May 2025, when the Fund had assets of $220 million, the gross expense ratio was 2.0%, which is below the average net expense ratio of the peer groups, and was expected to decline as assets increased. In evaluating the expense ratio, the Board considered the Adviser’s continuing voluntary expense cap through September 30, 2025 and noted the expectation that the gross expense ratio would decrease if assets increased. The Board also considered the unique nature of the Fund and the specialized expertise of the Adviser required to provide the services outlined in the Management Agreement. Considering these and other factors, the Board concluded that the advisory fee was reasonable.

The Adviser’s costs and profitability: The Board considered the profitability of the Adviser and whether such profits were reasonable in light of the services provided to the Fund and the expenses paid by the Adviser. As a part of this consideration, the Board reviewed the Adviser’s 2024, 2023 and 2022 audited financial statements. The Board reviewed information provided by the Adviser regarding Fund profitability for 2024 along with the Adviser’s methodology for computing profitability. The Board also received publicly available profitability information for publicly traded investment management companies. The Board noted that the Fund was a specialized product that required appropriate expertise. The Board noted the start-up nature of the Fund and that the Adviser had borne the substantial organizational expenses of the Fund and considered the impact of the transfer of these start-up expenses on the Fund’s profitability calculation and the concurrent adjustment to profitability for the other funds managed by the Adviser. Recognizing the negative profitability for 2024 and the current asset size of the Fund, the Board concluded that any profits to be realized by the Adviser during the term of the Management Agreements were not expected to be unreasonable.

Indirect benefits of providing advisory services: The Board took into account the Adviser’s statement that it does not receive any indirect benefits from the Fund.

The extent to which economies of scale are shared with shareholders: The Board considered the Adviser’s representations that the Fund is still in its initial capital raising period and has not yet achieved a scale level of assets, and the Adviser believes that the advisory fee structure for the Fund reflects a reasonable fee structure for the Fund at scale. The Board also considered the subsidization of Fund expenses that occurred through the Adviser’s voluntary expense caps that will continue at least through September 30, 2025. The Board considered the additional investments being made by the Adviser into resources to support the services provided to the Fund and the increased complexity of the regulatory environment. Further, the Board noted that the Adviser paid for certain distribution-related services with respect to the Fund, and had added resources to support these activities, and paid for the servicing fees associated with network platforms and other intermediaries servicing the Fund and bore the risk of increased fees. The Board concluded that any potential economies of scale were appropriately reflected in the advisory fee paid by the Fund.

Conclusion: The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Management Agreement and the Subsidiary Management Agreement, determined that the continuation of each of the Management Agreement and the Subsidiary Management Agreement for an additional one-year term ending August 1, 2026 was in the best interests of the Fund and its shareholders. In considering the Management Agreements, the Board did not identify any one factor as decisive, but rather considered these factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to the various factors.

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information September 30, 2025 (Unaudited) (concluded)

Sub-Advisory Agreements

Consideration by the Board of the renewal of the Sub-Advisory Agreement was based upon information provided by the Adviser and the Sub-Adviser in the Responses, as well as information received at regular board meetings throughout the year. Matters considered by the Board in connection with its approval of the Sub-Advisory Agreement included, among other factors, the following:

The nature, extent and quality of the services provided under each Sub-Advisory Agreement: In evaluating Brookfield, the Board considered the reputation, qualifications and background of the Sub-Adviser, the investment approach of the Sub-Adviser, the experience and skills of investment personnel responsible for the day-to-day management of the Sub-Adviser’s managed portion of the Fund, the resources available to such personnel and the processes for monitoring for best execution of trades and allocation of investment opportunities. The Board also considered the Sub-Adviser’s financial strength, business continuity plan and information security program, compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser under its Sub-Advisory Agreement were satisfactory.

Investment Performance: In evaluating Brookfield, the Board considered the Sub-Adviser’s performance in comparison to the custom benchmark, noting that since inception (October 2024) the Subadviser had outperformed the benchmark, both gross and net of fees, and further noting the limited period of time under review. Accordingly, the Board also considered that the Adviser had evaluated the investment performance based on the mandate for the investment sleeve and recommended the continuation of the Sub-Advisory Agreement. Based upon the above factors, the Board concluded that the services provided by the Sub-Adviser were satisfactory.

Fees, Economies of Scale, Profitability and Other Benefits to Sub-Advisers: In evaluating Brookfield, the Board considered the sub-advisory fee rates, noting that the Adviser compensates the Sub-Adviser from its own advisory fee, so that shareholders pay only the advisory fee. In addition, in evaluating the sub-advisory fee rates, the Board considered that the sub-advisory fee rates were negotiated at arm’s length between the Adviser and the Sub-Adviser. The Board received information regarding fees charged to other clients of the Sub-Adviser with similarly managed portfolios and the representation that the advisory fee for the Fund was comparable to the fee for similar funds managed by Brookfield for this strategy.

The Board considered whether there are economies of scale with respect to the sub-advisory services provided by the Sub-Adviser and whether they were appropriately shared, noting the breakpoints in the fee schedule.

The Board considered the profitability to the Sub-Adviser. Given the limited allocation of assets and resulting revenue to the Sub-Adviser, and the competitive fee structure, the Board concluded that the profitability of the Sub-Advisory Agreement was not unreasonable.

The Board also considered the character and amount of other incidental benefits received by the Sub-Adviser when evaluating the sub-advisory fees. The Board considered as a part of this analysis the Sub-Adviser’s brokerage and soft dollar practices. The Board concluded that taking into account the incidental benefits received by the Sub-Adviser and the other factors considered, the sub-advisory fees were reasonable.

Conclusion: The Board, having requested and received such information as it believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, determined that the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 1, 2026 was in the best interests of the Fund and its shareholders. In considering the Sub-Advisory Agreement, the Board did not identify any one factor as decisive, but rather considered these factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to the various factors.

Conclusion

The Board, having reviewed each of the Agreements, determined that each Agreement should be renewed because each continues to enable the Fund’s investors to obtain high-quality services at a cost that is appropriate, reasonable and in the best interests of investors.

(b) Not applicable.

Item 2. Code of Ethics.

(a) Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) The Adviser had entered into a sub-advisory agreement with Lazard Asset Management LLC (“Lazard”) in connection with the management of a portion of the Fund’s assets allocated to it by the Adviser. Lazard was not allocated any Fund assets to manage during the six-month period ended September 30, 2025. Its sub-advisory agreement expired pursuant to its current terms on October 31, 2025.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1)	Code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2. Not applicable.

(2)	Not applicable.

(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3)(3)	Not applicable.

(3)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17CFR 270.30a-2(b)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Harrison Street Infrastructure Income Fund

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	12/3/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	12/3/2025

By	/s/ Brian Petersen
Title	Brian Petersen, Chief Financial Officer (principal financial officer)

Date	12/3/2025